Exhibit 10.38

                                                               EXECUTION VERSION

                                    FOURTH AMENDMENT, dated as of May 24, 2004
                           (this "Amendment"), to the $192,500,000 AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AND COMPETITIVE ADVANCE FACILITY AGREEMENT, dated as of May 20, 2002 (as amended, the "Revolving Credit Agreement"), among THE READER'S DIGEST ASSOCIATION, INC., a Delaware corporation (the "Company"), the BORROWING SUBSIDIARIES party thereto (the "Borrowing Subsidiaries"), the LENDERS party thereto (the "Lenders") and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").


                                   WITNESSETH:

     WHEREAS, pursuant to the Revolving Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

     WHEREAS, the Company has requested that the Required Lenders amend certain provisions of the Revolving Credit Agreement in connection with the amendment and restatement of the Term Loan Agreement (as defined in the Revolving Credit Agreement prior to giving effect to this Amendment) and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Revolving Credit Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Revolving Credit Agreement.

     SECTION 2. Amendments to Section 1.01. The following definitions set forth in Section 1.01 of the Revolving Credit Agreement are hereby amended by to read in their entirety as follows

                  "Headquarters Sale and Leaseback" means a sale and leaseback transaction consisting of the sale of the Company's headquarters located in the town of New Castle and having a mailing address at Reader's Digest Road, Pleasantville, NY 10570, for Net Proceeds of not less than $35,000,000 (which Net Proceeds shall be used to repay either
         (a) amounts outstanding under the Term Loan Agreement as required pursuant to Section 2.12(b) thereof or (b) Standby Loans to the extent such Standby Loans have been borrowed to prepay Term Loans outstanding under the Term Loan Agreement), and the partial leaseback of such headquarters by the Company.

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                  "Interest Expense" means, for any period, the interest expense of the Company and the consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (and giving effect to any Swap Agreements that have the effect of increasing or decreasing such interest expense), including (i) the amortization of debt discounts to the extent included in interest expense in accordance with GAAP, (ii) the amortization of all fees (including fees with respect to interest rate protection agreements or other interest rate hedging agreements) payable in connection with the incurrence of indebtedness to the extent included in interest expense in accordance with GAAP, (iii) the portion of any rents payable under capital leases allocable to interest expense in accordance with GAAP and (iv) the amount of commitment fees incurred prior to the Original Effective Date under the Fee Letter dated as of March 21, 2002, as amended as of April 19, 2002, among the Company, JPMCB and GSCP; provided, that for purposes of computing the Consolidated Interest Coverage Ratio and the Consolidated Fixed Charge Coverage Ratio for any period, Interest Expense will exclude the effect of any acceleration of the amortization of deferred financing fees paid in cash in earlier periods as a result of the making of the Tranche A Term Loans under the Term Loan Agreement and the application of the proceeds thereof as provided therein.

                  "Term Loan Agreement" means the Amended and Restated Term Loan Agreement dated as of May 24, 2004, as amended, supplemented or otherwise modified from time to time, among the Company, certain borrowing subsidiaries, certain lenders, ABN Amro Bank N.V., National Australia Bank Limited and The Royal Bank of Scotland plc, as co-documentation agents, and JPMorgan Chase Bank, as administrative agent and collateral agent.

     SECTION 3. Representations, Warranties and Agreements. The Company, as to itself and each of its Subsidiaries, hereby represents and warrants to and agrees with each Lender and the Administrative Agent that:

(a) The representations and warranties set forth in Article IV of the Revolving Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), and after giving effect to this Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and

(b) This Amendment has been duly authorized, executed and delivered by the Company and each Borrowing Subsidiary. Each of this Amendment and the Revolving Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the Company and each Borrowing Subsidiary, enforceable against the Company and each Borrowing Subsidiary in accordance with its terms, except as enforceability may be limited by
         (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.


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                                                                               3

(b) As of the Amendment Effective Date (as defined below), after giving effect to this Amendment, no Default has occurred and is continuing.

     SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date that the following conditions are satisfied (the "Amendment Effective Date"):

(a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Company, the Borrowing Subsidiaries and the Required Lenders;

(b) To the extent invoiced, the Administrative Agent shall have been reimbursed for all its reasonable out of pocket expenses, including the reasonable fees, charges and disbursements of its counsel, related to this Amendment or the Revolving Credit Agreement.

     SECTION 5. Revolving Credit Agreement. Except as specifically stated herein, the Revolving Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Revolving Credit Agreement as modified hereby.

     SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 8. Expenses. The Company agrees to (a) pay all fees separately agreed to between the Company and the Administrative Agent relating to this Amendment and (b) reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the date first above written.

                           THE READER'S DIGEST ASSOCIATION, INC.,
                           by:

                           -----------------------------------------------------
                           Name:
                           Title:

                           BOOKS ARE FUN, LTD.,
                           by:

                           -----------------------------------------------------
                           Name:
                           Title:

                           QSP, INC.,
                           by:

                           -----------------------------------------------------
                           Name:
                           Title:

                           REIMAN MEDIA GROUP, INC.,
                           by:

                           -----------------------------------------------------
                           Name:
                           Title:

                           JPMORGAN CHASE BANK, individually and as
                           Administrative Agent and Collateral Agent,
                           by:

                           -----------------------------------------------------
                           Name:
                           Title:


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                           To approve the Fourth Amendment to the Revolving
                           Credit Agreement:


                           Name of Institution:
                           -----------------------------------------------------
                           by:

                            ----------------------------------------------------
                            Name:
                            Title: